Accounts and Bills Receivable, net (Allowance For Doubtful Accounts) (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)	Dec. 31, 2016 CNY (¥)
Balance at beginning of year	¥ 2,467	$ 359	¥ 3,213	¥ 747
Bad debt (recovery) expense	(620)	(90)	(746)	2,466
Write-offs	0	0	0	0
Balance at end of year	¥ 1,847	$ 269	¥ 2,467	¥ 3,213